MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST    Two World Trade Center

LETTER TO THE SHAREHOLDERS September 30, 2000           New York, New York 10048

DEAR SHAREHOLDER:

The 12-month period ended September 30, 2000, proved to be an extremely difficult one for high-yield bond investors, as the high-yield market remained mired in one of its worst slumps in the past 20 years. Concern over a rapidly growing U.S. economy and the threat of inflation prompted the Federal Reserve Board to continue its policy of raising short-term interest rates. As a result of the Fed's actions and the ensuing higher-interest-rate environment, the financial markets became worried about a potential hard landing for the U.S. economy and its effect on future corporate earnings. These fears resulted in an extremely weak fixed-income market during 1999 and an increasingly volatile equity market in the first half of 2000. As investors became more risk averse, we witnessed a severe flight to quality in the fixed-income markets, with the high-yield sector being hit exceptionally hard. Much as in the last major high-yield market correction ten years ago, significant investor outflows have greatly exaggerated the decline, creating an extremely oversold market.

Credit spreads within the fixed-income markets widened dramatically over the past year and a half as investors came to favor higher-quality securities. As a result of this flight to quality, the yield spread between high-yield bonds and comparable U.S. government securities is now approaching its widest margin in history. Spreads have also broadened between the different tiers within the high-yield sector as investors have gravitated toward the highest-quality end of the marketplace. As a result of this trend, lower-yielding, higher-quality BB-rated bonds have held up significantly better than those in the higher-yielding, lower-quality B-rated sector. Much as we saw in the high-yield bear market of 1989 and 1990, investors' reactions have resulted in a sharp decline in the prices of many high-yield bonds, driving market yields substantially higher in the process so that yield spreads on many B-rated bonds are approaching their highest levels on record.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

PERFORMANCE AND PORTFOLIO STRATEGY

For the 12-month period ended September 30, 2000, Morgan Stanley Dean Witter High Income Advantage Trust produced a total return of -17.25 percent, based on a change in net asset value (NAV) and reinvestment of distributions totaling $0.54 per share. For the same period, the Trust's total return was -4.71 percent, based on a change in its market price on the New York Stock Exchange
(NYSE) and reinvestment of distributions.

During the twelve-month period ended September 30, 2000, the Trust continued to distribute regular monthly income dividends, at a rate of $0.045 per share. Beginning with the income dividend payable on October 20, 2000, the Trust's monthly income dividend was lowered to $0.04 per share. We believe that the new dividend rate should provide the Trust with greater investment flexibility.

As discussed, the past year and a half has been one of the most difficult periods for the high-yield market, particularly the B-rated sector, the market's largest one. As a result of the substantial weakness in the high-yield market, we have seen high-yield bond prices decline sharply and yields rise dramatically over this period. Although the Trust's position in the more defensive, higher-quality end of the market held up relatively well in the turbulent market environment, its long-term core position in the B-rated sector was adversely affected over the past year. With yields on many high-yield issues at or near 10-year highs and currently trading at significant discounts to their stated maturity value, we currently view the high-yield sector as extremely undervalued, although the timing of a recovery is still very uncertain at this point. As the market outlook improves over time, we would expect to see investor flows turn positive once again, creating strong demand for many of today's depressed high-yield bonds.

In light of the increasingly volatile market environment, however, the Trust's portfolio manager has indicated his intention to gradually reposition the Trust's portfolio. Over time, the Trust anticipates balancing the portfolio across high-yield sectors -- particularly among B-rated and BB-rated issues. This strategy should better enable the Trust to provide competitive long-term returns with less overall performance volatility.

From an industry perspective, we view the telecommunications sector as a potentially rewarding investment opportunity, given the worldwide movement toward providing expanded global telecommunications services, including voice, video and data services over a combination of hardline and wireless networks. The powerful combination of exciting growth prospects for the industry over the next few years, along with the likelihood of the formation of strategic partnerships with other major

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST players, provides a fundamental backdrop for strong revenue growth, higher profitability and future significant credit improvement. Included among the Trust's current holdings are a number of telecom companies that over the past year have either announced important strategic partnerships or have raised equity capital to fuel future growth and profits. With the recent high-yield market weakness we have seen many of these telecom bonds decline sharply in price as investor nervousness spread to this large but volatile sector of the market. Despite the recent sector weakness, we view the longer-term prospects of this important industry very positively and feel that at today's currently depressed levels many of these bonds represent outstanding investment opportunities.

LOOKING AHEAD

Given today's substantially higher yields, near-record yield spreads over U.S. government bonds and significantly discounted bond prices, we view the high-yield market as a potentially rewarding long-term investment opportunity. Assuming a soft landing in the economy with growth continuing into 2001, we would expect the high-yield market to recover over time and bond prices to rebound from their current extremely depressed levels, much as they did in the early 1990s period following the last high-yield bear market.

We would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lowest at the time of purchase.

We appreciate your ongoing support of Morgan Stanley Dean Witter High Income Advantage Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

PORTFOLIO OF INVESTMENTS September 30, 2000

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
------------------------------------------------------------------------------------
            CORPORATE BONDS (94.2%)
            Aerospace & Defense (1.7%)
$    600    Loral Space & Communications
             Ltd. ..............................   9.50 %    01/15/06    $  435,000
   1,000    Sabreliner Corp. - 144A*............  11.00      06/15/08       827,500
                                                                         ----------
                                                                          1,262,500
                                                                         ----------
            Beverages: Non-Alcoholic (2.1%)
   2,000    Sparkling Spring Water (Canada).....  11.50      11/15/07     1,560,000
                                                                         ----------

            Broadcast/Media (0.7%)
     600    Tri-State Outdoor Mediagroup,
             Inc. ..............................  11.00      05/15/08       519,000
                                                                         ----------

            Broadcasting (0.9%)
     350    STC Broadcasting, Inc. .............  11.00      03/15/07       346,500
     500    XM Satellite Radio Inc. - 144A*.....  14.00      03/15/10       350,000
                                                                         ----------
                                                                            696,500
                                                                         ----------
            Cable/Satellite TV (0.7%)
   7,000    Australis Holdings Property Ltd.
             (Australia) (a)....................  15.00 ++   11/01/02        70,000
   1,000    Knology Holdings, Inc. .............  11.875++   10/15/07       480,000
                                                                         ----------
                                                                            550,000
                                                                         ----------
            Casino/Gaming (5.8%)
   5,500    Aladdin Gaming Capital Corp. (Series
             B).................................  13.50 ++   03/01/10     3,025,000
   3,000    Fitzgeralds Gaming Corp. (Series B)
             (b)................................  12.25      12/15/04     1,350,000
                                                                         ----------
                                                                          4,375,000
                                                                         ----------
            Cellular Telephone (1.2%)
     550    Dobson/Sygnet Communications........  12.25      12/15/08       547,250
   1,000    Dolphin Telecom PLC
             (United Kingdom)...................  11.50 ++   06/01/08       200,000
     900    Dolphin Telecom PLC (United Kingdom)
             (Series B).........................  14.00 ++   05/15/09       180,000
                                                                         ----------
                                                                            927,250
                                                                         ----------
            Commercial Printing/Forms (0.1%)
   1,000    Premier Graphics Inc. (b)...........  11.50      12/01/05        70,000
                                                                         ----------

            Consumer/Business Services (3.0%)
     600    Anacomp, Inc. (Series B)............  10.875     04/01/04       129,000
     700    Anacomp, Inc. (Series D)............  10.875     04/01/04       150,500
   1,335    Comforce Corp. (Series B)...........  15.00 +    12/01/09       400,640
   3,000    Comforce Operating, Inc. ...........  12.00      12/01/07     1,560,000
                                                                         ----------
                                                                          2,240,140
                                                                         ----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
------------------------------------------------------------------------------------
            Containers/Packaging (3.2%)
$    400    Berry Plastics Corp. ...............  12.25 %    04/15/04    $  376,000
   3,000    Envirodyne Industries, Inc. ........  10.25      12/01/01     2,070,000
                                                                         ----------
                                                                          2,446,000
                                                                         ----------
            Diversified Manufacturing (7.4%)
   1,100    Eagle-Picher Industries, Inc. ......   9.375     03/01/08       913,000
   7,050    Jordan Industries, Inc. (Series
             B).................................  11.75 ++   04/01/09     4,653,000
                                                                         ----------
                                                                          5,566,000
                                                                         ----------
            Electronic Distributors (0.1%)
   2,000    CHS Electronics, Inc. (a)(b)........   9.875     04/15/05        40,000
                                                                         ----------

            Electronic Equipment/Instruments (0.9%)
   1,000    High Voltage Engineering, Inc. .....  10.75      08/15/04       650,000
                                                                         ----------

            Electronics/Appliances (0.8%)
   9,000    International Semi-Tech
             Microelectronics, Inc.(Canada)(a)(b) 11.50      08/15/03        90,000
     500    Windmere-Durable Holdings, Inc. ....  10.00      07/31/08       480,000
                                                                         ----------
                                                                            570,000
                                                                         ----------
            Environmental Services (1.3%)
   1,100    Allied Waste North America Inc.
             (Series B).........................  10.00      08/01/09       957,000
                                                                         ----------

            Food Distributors (1.9%)
   1,000    Fleming Companies, Inc. (Series
             B).................................  10.625     07/31/07       800,000
     650    Volume Services America, Inc. ......  11.25      03/01/09       594,750
                                                                         ----------
                                                                          1,394,750
                                                                         ----------
            Food Retail (1.7%)
     425    Eagle Food Centers, Inc. ...........  11.00      04/15/05       212,500
   2,250    Pueblo Xtra International, Inc.
             (Series C).........................   9.50      08/01/03     1,057,500
                                                                         ----------
                                                                          1,270,000
                                                                         ----------
            Food: Specialty/Candy (1.2%)
  15,356    SFAC New Holdings Inc. (a)(c).......  13.00 ++   06/15/09       921,379
                                                                         ----------

            Hotels/Resorts/Cruiselines (0.4%)
   1,000    Epic Resorts LLC (Series B).........  13.00      06/15/05       300,000
                                                                         ----------

            Household/Personal Care (2.4%)
   1,868    J.B. Williams Holdings, Inc. .......  12.00      03/01/04     1,830,640
                                                                         ----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
------------------------------------------------------------------------------------
            Industrial Specialties (2.2%)
$    600    Indesco International, Inc. ........   9.75 %    04/15/08    $  222,000
     600    International Wire Group, Inc. .....  11.75      06/01/05       604,500
   1,000    Outsourcing Services Group, Inc.
             (Series B).........................  10.875     03/01/06       820,000
                                                                         ----------
                                                                          1,646,500
                                                                         ----------
            Internet Software/Services (1.9%)
     900    Cybernet Internet Services Inc. ....  14.00      07/01/09       414,000
   1,000    Globix Corp. .......................  12.50      02/01/10       700,000
     500    PSINet, Inc. .......................  10.50      12/01/06       325,000
                                                                         ----------
                                                                          1,439,000
                                                                         ----------
            Medical Specialties (2.8%)
   1,765    Mediq/PRN Life Support Services,
             Inc. (b)...........................  11.00      06/01/08        52,950
   2,000    Universal Hospital Services, Inc.
             (issued 02/25/98)..................  10.25      03/01/08     1,380,000
   1,000    Universal Hospital Services, Inc.
             (issued 01/26/99)..................  10.25      03/01/08       690,000
                                                                         ----------
                                                                          2,122,950
                                                                         ----------
            Medical/Nursing Services (2.8%)
   3,000    Pediatric Services of America, Inc.
             (Series A).........................  10.00      04/15/08     2,100,000
                                                                         ----------

            Movies/Entertainment (0.2%)
   1,500    Regal Cinemas Inc. .................   9.50      06/01/08       180,000
                                                                         ----------

            Office Equipment/Supplies (1.9%)
   2,400    Mosler, Inc. .......................  11.00      04/15/03     1,440,000
                                                                         ----------

            Other Consumer Specialties (2.1%)
   2,000    Samsonite Corp. ....................  10.75      06/15/08     1,590,000
                                                                         ----------

            Publishing: Books/Magazines (0.6%)
     500    Perry-Judds, Inc. ..................  10.625     12/15/07       445,000
                                                                         ----------

            Restaurants (6.4%)
  12,252    American Restaurant Group Holdings,
             Inc. - 144A* (c)...................   0.00      12/15/05     3,246,648
   3,000    FRD Acquisition Corp. (Series B)....  12.50      07/15/04     1,080,000
     600    Friendly Ice Cream Corp. ...........  10.50      12/01/07       480,000
                                                                         ----------
                                                                          4,806,648
                                                                         ----------
            Retail - Specialty (1.3%)
     600    Pantry, Inc. .......................  10.25      10/15/07       576,000
     500    Petro Stopping Centers L.P. ........  10.50      02/01/07       435,000
                                                                         ----------
                                                                          1,011,000
                                                                         ----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
------------------------------------------------------------------------------------
            Specialty Telecommunications (10.4%)
$  2,000    Birch Telecom Inc. .................  14.00 %    06/15/08    $1,200,000
   1,000    DTI Holdings, Inc. (Series B).......  12.50 ++   03/01/08       430,000
     550    Esprit Telecom Group PLC
             (United Kingdom)...................  11.50      12/15/07       192,500
   1,000    Esprit Telecom Group PLC
             (United Kingdom)...................  10.875     06/15/08       350,000
   3,400    Firstworld Communications, Inc. ....  13.00 ++   04/15/08       816,000
     600    Pac-West Telecomm Inc. (Series B)...  13.50      02/01/09       540,000
     400    Primus Telecommunications
             Group, Inc. .......................  12.75      10/15/09       204,000
   1,000    Primus Telecommunications
             Group, Inc. (Series B).............   9.875     05/15/08       470,000
     500    Versatel Telecom International NV
             (Netherlands)......................  13.25      05/15/08       450,000
   1,400    Viatel, Inc. .......................  11.25      04/15/08       742,000
     500    Viatel, Inc. (issued 03/19/99)......  11.50      03/15/09       270,000
     400    Viatel, Inc. (issued 02/08/99)......  11.50      03/15/09       216,000
   2,000    World Access, Inc. (c)..............  13.25      01/15/08     1,480,000
     500    Worldwide Fiber Inc. (Canada).......  12.00      08/01/09       440,000
                                                                         ----------
                                                                          7,800,500
                                                                         ----------
            Telecommunications (11.1%)
     500    CapRock Communications Corp. .......  11.50      05/01/09       300,000
     550    CapRock Communications Corp. (Series
             B).................................  12.00      07/15/08       341,000
     500    Covad Communications Group, Inc. ...  12.50      02/15/09       380,000
     500    Covad Communications Group, Inc.
             (Series B).........................  12.00      02/15/10       370,000
   2,500    e. Spire Communications, Inc. ......  13.75      07/15/07     1,350,000
   1,000    Focal Communications Corp.
             (Series B).........................  12.125++   02/15/08       500,000
     500    Hyperion Telecommunication, Inc.
             (Series B).........................  12.25      09/01/04       492,500
     600    Level 3 Communications, Inc. .......   9.125     05/01/08       518,250
     500    MGC Communications, Inc. ...........  13.00      04/01/10       335,000
     550    Nextlink Communications LLC.........  12.50      04/15/06       539,000
  17,700    Normex Technologies Corp. (Series B)
             (a)(b).............................  14.00      05/15/02       885,000
   1,800    Rhythms Netconnections, Inc. .......  12.75      04/15/09     1,134,000
     500    Startec Global Communications
             Corp. .............................  12.00      05/15/08       400,000
   1,000    Talton Holdings, Inc. (Series B)....  11.00      06/30/07       830,000
                                                                         ----------
                                                                          8,374,750
                                                                         ----------
            Trucks/Construction/Farm Machinery (1.9%)
   1,500    J.B. Poindexter & Co., Inc. ........  12.50      05/15/04     1,395,000
                                                                         ----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
------------------------------------------------------------------------------------
            Wireless Communications (11.1%)
$  4,000    Advanced Radio Telecom Corp. .......  14.00 %    02/15/07   $ 3,080,000
     500    AMSC Aquisition Co., Inc. (Series
             B).................................  12.25      04/01/08       362,500
     300    Arch Escrow Corp. ..................  13.75      04/15/08       219,000
   8,000    CellNet Data Systems, Inc. (a)......  14.00 ++   10/01/07       560,000
   1,000    Globalstar LP/Capital Corp. ........  11.50      06/01/05       300,000
   1,200    Orbcomm Global LP/Capital Corp.
             (Series B) (b).....................  14.00      08/15/04       180,000
   1,600    Paging Network, Inc. (b)............  10.125     08/01/07       592,000
   2,300    Paging Network, Inc. (b)............  10.00      10/15/08       851,000
   2,000    USA Mobile Communications Holdings,
             Inc. ..............................  14.00      11/01/04     1,600,000
   1,000    WinStar Communications, Inc. - 144A*  12.75      04/15/10       730,000
                                                                         ----------
                                                                          8,474,500
                                                                         ----------

            TOTAL CORPORATE BONDS
            (Cost $130,141,600).......................................   70,972,007
                                                                         ----------
NUMBER OF
 SHARES
---------
            COMMON STOCKS (d) (0.5%)
            Apparel/Footwear Retail (0.0%)
 946,890    County Seat Stores, Inc. (c)..............................  $     8,522
                                                                         ----------

            Casino/Gaming (0.0%)
   2,000    Fitzgeralds Gaming Corp. .................................            2
                                                                         ----------

            Food Retail (0.0%)
   3,217    Eagle Food Centers, Inc. .................................        3,217
                                                                         ----------

            Food: Specialty/Candy (0.0%)
     835    SFAC New Holdings Inc. (c)................................          209
 180,000    Specialty Foods Acquisition Corp. - 144A*.................        1,800
                                                                         ----------
                                                                              2,009
                                                                         ----------
            Hotels/Resorts/Cruiselines (0.0%)
   4,000    Motels of America, Inc. - 144A*...........................        1,000
                                                                         ----------

            Medical/Nursing Services (0.0%)
 211,076    Raintree Healthcare Corp. (c).............................        1,900
                                                                         ----------

            Motor Vehicles (0.0%)
     113    Northern Holdings Industrial Corp. (c)....................           --
                                                                         ----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

NUMBER OF
 SHARES                                                                     VALUE
------------------------------------------------------------------------------------
            Restaurants (0.0%)
   9,500    American Restaurant Group Holdings, Inc. - 144A*..........   $    2,375
                                                                         ----------

            Specialty Telecommunications (0.5%)
  13,334    Versatel Telecom International NV (ADR) (Netherlands).....      314,182
   6,284    World Access, Inc. (c)....................................       33,973
                                                                         ----------
                                                                            348,155
                                                                         ----------
            Telecommunication Equipment (0.0%)
  80,266    FWT, Inc. (Class A) (c)...................................          803
                                                                         ----------

            Textiles (0.0%)
 223,846    United States Leather, Inc. (c)...........................        2,238
                                                                         ----------

            TOTAL COMMON STOCKS
            (Cost $19,792,894)........................................      370,221
                                                                         ----------

            PREFERRED STOCK (0.5%)
            Telecommunication Equipment
 802,666    FWT, Inc. (Series A) (c) (Cost $3,242,428)................      401,333
                                                                         ----------
NUMBER OF                                                    EXPIRATION
WARRANTS                                                       DATE
---------                                                    ----------
            WARRANTS (d) (0.6%)
            Aerospace & Defense (0.1%)
   5,000    Sabreliner Corp. - 144A*......................    04/15/03        50,000
                                                                          ----------

            Broadcasting (0.1%)
     500    XM Satellite Radio Holdings Inc. - 144A*......    03/15/10        75,000
                                                                          ----------

            Casino/Gaming (0.0%)
  45,000    Aladdin Gaming Enterprises, Inc. - 144A*......    03/01/10           450
                                                                          ----------

            Hotels/Resorts/Cruiselines (0.0%)
   1,000    Epic Resorts LLC - 144A*......................    06/15/05            10
                                                                          ----------

            Internet Software/Services (0.0%)
     900    Cybernet Internet Services Inc. - 144A*.......    07/01/09         4,500
                                                                          ----------

            Specialty Telecommunications (0.4%)
   2,000    Birch Telecom Inc. - 144A*....................    06/15/08       200,000
   5,000    DTI Holdings Inc. - 144A*.....................    03/01/08            50
   3,400    Firstworld Communications, Inc. - 144A*.......    04/15/08        68,000
                                                                          ----------
                                                                             268,050
                                                                          ----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

NUMBER OF                                                    EXPIRATION
WARRANTS                                                        DATE         VALUE
-------------------------------------------------------------------------------------
            Telecommunications (0.0%)
     500    Startec Global Communications Corp. - 144A*...    05/15/08    $      500
                                                                          ----------

            Wireless Communications (0.0%)
     500    Motient Corp. - 144A*.........................    04/01/08        19,000
                                                                          ----------

            TOTAL WARRANTS
            (Cost $551,073)............................................      417,510
                                                                          ----------
PRINCIPAL
AMOUNT IN                                         COUPON     MATURITY
THOUSANDS                                          RATE        DATE
---------                                         --------   ----------
            SHORT-TERM INVESTMENT (0.2%)
            REPURCHASE AGREEMENT
$    159    The Bank of New York (dated 09/29/00;
            proceeds $159,091) (e)
            (Cost $159,008).....................   6.25 %     10/02/00       159,008
                                                                          ----------

            TOTAL INVESTMENTS
            (Cost $153,887,003) (f)...........................    96.0%   72,320,079

            OTHER ASSETS IN EXCESS OF LIABILITIES.............     4.0     3,050,031
                                                                 -----    ----------

            NET ASSETS........................................   100.0%  $75,370,110
                                                                 =====    ==========


---------------------

ADR   American Depository Receipt.
 *    Resale is restricted to qualified institutional investors.
 +    Payment-in-kind security.
++    Currently a zero coupon bond that will pay interest at the rate shown at a future specified date.
(a)   Issuer in bankruptcy.
(b)   Non-income producing security; bond in default.
(c)   Acquired through exchange offer.
(d)   Non-income producing securities.
(e)   Collateralized by $152,764 U.S. Treasury Note 6.75% due
      05/15/05 valued at $162,188.
(f)   The aggregate cost for federal income tax purposes
      approximates the aggregate cost for book purposes. The
      aggregate gross unrealized appreciation is $824,664 and the aggregate gross unrealized depreciation is $82,391,588,
      resulting in net unrealized depreciation of $81,566,924.

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000

ASSETS:
Investments in securities, at value
 (cost $153,887,003)..................... $ 72,320,079
Receivable for:
   Interest..............................    2,469,599
   Investments sold......................      945,134
Prepaid expenses and other assets........       12,704
                                           -----------

   TOTAL ASSETS..........................   75,747,516
                                           -----------

LIABILITIES:
Payable for:
   Investments purchased.................      180,000
   Investment management fee.............       58,930
Accrued expenses and other payables......      138,476
                                           -----------
   TOTAL LIABILITIES.....................      377,406
                                           -----------

   NET ASSETS............................ $ 75,370,110
                                           ===========
COMPOSITION OF NET ASSETS:
Paid-in-capital.......................... $230,913,160
Net unrealized depreciation..............  (81,566,924)
Accumulated undistributed net investment
 income..................................      887,228
Accumulated net realized loss............  (74,863,354)
                                           -----------

   NET ASSETS............................ $ 75,370,110
                                           ===========

NET ASSET VALUE PER SHARE,
 29,997,052 shares outstanding
 (unlimited shares authorized of $.01 par
 value).................................. $       2.51
                                           ===========

STATEMENT OF OPERATIONS
For the year ended September 30, 2000

NET INVESTMENT INCOME:

INTEREST INCOME.......................... $ 16,319,545
                                           -----------

EXPENSES
Investment management fee................      699,767
Transfer agent fees and expenses.........       90,129
Professional fees........................       72,968
Shareholder reports and notices..........       50,189
Registration fees........................       32,710
Trustees' fees and expenses..............       20,240
Custodian fees...........................        8,597
Other....................................        6,612
                                           -----------

   TOTAL EXPENSES........................      981,212
                                           -----------

   NET INVESTMENT INCOME.................   15,338,333
                                           -----------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss........................   (3,163,815)
Net change in unrealized depreciation....  (25,856,377)
                                           -----------

   NET LOSS..............................  (29,020,192)
                                           -----------

NET DECREASE............................. $(13,681,859)
                                           ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE YEAR         FOR THE YEAR
                                                        ENDED                ENDED
                                                   SEPTEMBER 30, 2000   SEPTEMBER 30, 1999
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income............................     $ 15,338,333         $ 17,091,069
Net realized loss................................       (3,163,815)          (3,793,847)
Net change in unrealized depreciation............      (25,856,377)         (23,002,126)
                                                      ------------         ------------

    NET DECREASE.................................      (13,681,859)          (9,704,904)

Dividends to shareholders from net investment
 income..........................................      (16,200,839)         (18,199,121)
Decrease from transactions in shares of
 beneficial interest.............................          (64,964)                  --
                                                      ------------         ------------

    NET DECREASE.................................      (29,947,662)         (27,904,025)
NET ASSETS:
Beginning of period..............................      105,317,772          133,221,797
                                                      ------------         ------------

    END OF PERIOD
    (Including undistributed net investment
    income of $887,228 and $1,749,734,
    respectively)................................     $ 75,370,110         $105,317,772
                                                      ============         ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

NOTES TO FINANCIAL STATEMENTS September 30, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter High Income Advantage Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust was organized as a Massachusetts business trust on June 17, 1987 and commenced operations on October 29, 1987.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays a management fee, accrued weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2000 aggregated $13,966,163 and $20,947,812, respectively.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At September 30, 2000, the Trust had transfer agent fees and expenses payable of approximately $200.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,838. At September 30, 2000, the Trust had an accrued pension liability of $55,761 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 1998.................................  30,017,252   $300,172    $281,756,181
Reclassification due to permanent book/tax differences......          --         --     (27,666,751)
                                                              ----------   --------    ------------
Balance, September 30, 1999.................................  30,017,252    300,172     254,089,430
Treasury shares purchased and retired (weighted average
 discount 2.25%)*...........................................     (20,200)      (202)        (64,762)
Reclassification due to permanent book/tax differences......          --         --     (23,411,478)
                                                              ----------   --------    ------------
Balance, September 30, 2000.................................  29,997,052   $299,970    $230,613,190
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

5. DIVIDENDS

The Trust declared the following dividends from net investment income:

   DECLARATION       AMOUNT          RECORD            PAYABLE
       DATE         PER SHARE         DATE              DATE
------------------  ---------   ----------------  -----------------
September 26, 2000    $0.04     October 6, 2000   October 20, 2000
 October 24, 2000     $0.04     November 3, 2000  November 17, 2000

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

6. FEDERAL INCOME TAX STATUS

At September 30, 2000, the Trust had a net capital loss carryover of approximately $68,700,000, to offset future capital gains to the extent provided by regulations, available through September 30 of the following years:

                                 AMOUNTS IN THOUSANDS
--------------------------------------------------------------------------------------
        2001             2002       2003       2005       2006       2007       2008
        ----            -------   --------   --------   --------   --------   --------
        $109            $15,205   $26,684     $6,214    $14,070     $3,307     $3,111
        ====            =======   =======     ======    =======     ======     ======

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $3,451,000 during fiscal 2000.

As of September 30, 2000, the Trust had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales and interest on bonds in default and permanent book/tax differences attributable to an expired net capital loss carryover. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and accumulated net realized loss was credited $23,411,478.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                        FOR THE YEAR ENDED SEPTEMBER 30
                                                              ----------------------------------------------------
                                                                2000       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................  $  3.51    $   4.44   $   5.18   $   5.22   $   5.30
                                                              -------    --------   --------   --------   --------

Income (loss) from investment operations:
 Net investment income......................................     0.51        0.57       0.62       0.63       0.66
 Net realized and unrealized loss...........................    (0.97)      (0.89)     (0.72)        --      (0.14)
                                                              -------    --------   --------   --------   --------

Total income (loss) from investment operations..............    (0.46)      (0.32)     (0.10)      0.63       0.52
                                                              -------    --------   --------   --------   --------

Dividends from net investment income........................    (0.54)      (0.61)     (0.64)     (0.67)     (0.60)
                                                              -------    --------   --------   --------   --------

Net asset value, end of period..............................  $  2.51    $   3.51   $   4.44   $   5.18   $   5.22
                                                              =======    ========   ========   ========   ========

Market value, end of period.................................  $  3.50    $   4.25   $   5.25   $   6.25   $   6.00
                                                              =======    ========   ========   ========   ========

TOTAL RETURN+...............................................    (4.71)%     (8.83)%    (6.52)%    16.26%     15.53%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     1.05%       1.00%      0.95%      0.92%      0.92%

Net investment income.......................................    16.44%      14.36%     12.58%     12.43%     12.50%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $75,370    $105,318   $133,222   $155,540   $156,738

Portfolio turnover rate.....................................       16%         51%       105%       124%       117%

---------------------
 + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter High Income Advantage Trust (the "Trust"), including the portfolio of investments, as of September 30, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 1999 and the financial highlights for each of the respective periods ended September 30, 1999 were audited by other independent accountants whose report, dated November 9, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter High Income Advantage Trust as of September 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 8, 2000

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Trust.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Trust for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Trust, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Peter Avelar
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

MORGAN STANLEY
DEAN WITTER
HIGH INCOME
ADVANTAGE
TRUST


Annual Report
September 30, 2000